UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Realty Income Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO THE PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

May 8, 2012

Dear Stockholder:

On March 30, 2012, Realty Income Corporation (referred to herein as the “Company,” “we,” “us,” and “our”) filed a proxy statement (our “Proxy Statement”) in connection with its 2012 Annual Meeting of Stockholders and any adjournment or postponement thereof (the “Annual Meeting”).  The Annual Meeting is scheduled to be held today, May 8, 2012, at 9:00 AM, local time, at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California 92025.  This supplement to the Proxy Statement (this “Supplement”) is being filed today with the Securities and Exchange Commission (the “SEC”) and contains important information that supplements and amends the Proxy Statement. This Supplement is being mailed to our stockholders within a reasonable time after the date of the Annual Meeting.

The purpose of this Supplement is to inform our stockholders that the Annual Meeting will be held as previously scheduled to present for stockholder consideration all of the proposals originally set forth in the Proxy Statement, except Proposal 4 (regarding an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock and preferred stock).  Following consideration and voting on Proposals 1, 2, 3, 5 and 6 at the Annual Meeting, we intend to adjourn the Annual Meeting to 9:00 AM, local time, on Thursday, June 21, 2012 at the offices of Realty Income Corporation, 600 La Terraza Boulevard, Escondido, California 92025-3873 (the “Adjourned Annual Meeting”) to allow stockholders time to consider the changes to Proposal 4 described below.  At the Adjourned Annual Meeting, only Proposal 4 will be presented for stockholder consideration.  Our stockholders of record as of March 8, 2012 are entitled to receive notice of and to vote at the Annual Meeting, including the Adjourned Annual Meeting.

The Proxy Statement contains important additional information and this Supplement should be read in conjunction with the Proxy Statement.

Supplemental Disclosure Regarding Proposal 4

Proposal 4 in our Proxy Statement seeks your approval of an amendment to our Articles of Incorporation (the “Charter”) to increase the number of authorized shares of our common stock from 185,050,000 shares to 1,000,000,000 and the number of authorized shares of our preferred stock from 34,950,000 to 100,000,000 (the “Charter Amendment”).  We discussed the Charter Amendment with a number of our stockholders and have concluded to revise the Charter Amendment to provide for a smaller increase in the authorized shares of our common stock and our preferred stock than originally proposed.  As revised, the Charter Amendment increases the number of authorized shares of common stock to 370,100,000 and the number of authorized shares of our preferred stock to 69,900,000.

The full text of the amendment to Section 6.1 of Article VI of the Charter appearing in Appendix A to the Proxy Statement is revised to read as follows:

Realty Income Corporation, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The charter of the Corporation is hereby amended by deleting Section 6.1 of Article VI in its entirety and inserting the following in lieu thereof:

“Section 6.1 Authorized Shares.  The Corporation has the authority to issue ~~1,100,000,000~~ 440,000,000 shares of stock, consisting of ~~1,000,000,000~~ 370,100,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and ~~100,000,000~~ 69,900,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”), of which 8,800,000 shares are classified as

6.75% Monthly Income Class E Cumulative Redeemable Preferred Stock and  ~~14,950,000~~ 16,350,000 shares are classified as 6.625% Monthly Income Class F Cumulative Redeemable Preferred Stock.  The aggregate par value of all authorized shares of all classes of stock is ~~$11,000,000~~ $4,400,000.”

SECOND:  The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD:  Immediately prior to the above amendments, the Corporation had authority to issue 220,000,000 shares of stock, consisting of 185,050,000 shares of Common Stock and 34,950,000 shares of Preferred Stock, 8,800,000 shares of which were classified as 6.75% Monthly Income Class E Cumulative Redeemable Preferred Stock, and ~~14,950,000~~ 16,350,000 shares were classified as 6.625% Monthly Income Class F Cumulative Redeemable Preferred Stock.  The aggregate par value of all authorized shares of all classes of stock having par value was $2,200,000.

FOURTH:  The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment is ~~1,100,000,000~~ 440,000,000, consisting of ~~1,000,000,000~~ 370,100,000 shares of Common Stock and ~~100,000,000~~ 69,900,000 shares of Preferred Stock, 8,800,000 shares of which are classified as 6.75% Monthly Income Class E Cumulative Redeemable Preferred Stock, and ~~14,950,000~~ 16,350,000 shares are classified as 6.625% Monthly Income Class F Cumulative Redeemable Preferred Stock.  The aggregate par value of all authorized shares of all classes of stock having par value is ~~$11,000,000~~ $4,400,000.

FIFTH:  The undersigned Chief Executive Officer of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

Our Board of Directors continues to recommend a vote FOR the Charter Amendment proposal, as revised by this Supplement.

Voting Information and Procedures

At the Annual Meeting, we intend to hold the vote on all matters in the Proxy Statement other than Proposal 4.  No vote will be taken with respect to Proposal 4 at the Annual Meeting. Once the vote on Proposals 1, 2, 3, 5 and 6 is taken at the Annual Meeting, we will adjourn the Annual Meeting.

At the Adjourned Annual Meeting, we intend to hold the vote only on Proposal 4. No vote will be taken with respect to any matters in the Proxy Statement other than Proposal 4 at the Adjourned Annual Meeting.

Our Board of Directors does not presently intend to bring any other business before the Annual Meeting or the Adjourned Annual Meeting, respectively, other than the Proposals referenced above. Additionally, so far as is known to our Board of Directors, no matters are to be brought before the Annual Meeting or Adjourned Annual Meeting, except as specified in the Notice of Annual Meeting.  As to any business that may properly come before the Annual Meeting or the Adjourned Annual Meeting, as the case may be, it is intended that the named proxies vote in respect thereof in accordance with their best judgment.

If you already voted and do not wish to change your vote

You do not have to take any action if you have previously voted your shares on Proposal 4 and do not wish to change your vote.  Your vote will be tabulated as you instructed.

Changing your vote

If you have already voted your shares on Proposal 4 and wish to change your vote on Proposal 4, you may do so at any time prior to the vote being taken on Proposal 4 at the Adjourned Annual Meeting on June 21, 2012.  Please note that no votes, however cast, will be tabulated on any matter other than Proposal 4 following the Annual Meeting.

To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again using the Internet (http://www.proxyvote.com) or by calling the toll-free number 1-800-690-6903,

(ii) send a written notice that you are revoking your proxy to our Secretary (Attn: Michael R. Pfeiffer, 600 La Terraza Boulevard, Escondido, California 92025-3873), which must be received before the Adjourned Annual Meeting, (iii) complete, sign and date the enclosed proxy card where indicated and mail or otherwise return the proxy card to us, which must be received prior to the Adjourned Annual Meeting or (iv) attend the Adjourned Annual Meeting and vote your shares in person. A proxy card has been included for your convenience.

Votes on Proposal 4 submitted over the Internet or by telephone must be received by 11:59 PM, Eastern Time, on June 20, 2012.

If the shares you own are held in “street name” by a bank, broker, trust or other nominee, please contact your bank, broker, trust or other nominee for instructions on changing your vote.

If you have not voted yet

If you have not already voted your shares on Proposal 4, you are urged to vote using one of the methods described above as soon as possible, even if you plan to attend the Adjourned Annual Meeting. For your convenience, a proxy card for voting on Proposal 4 is enclosed.  If you attend the Adjourned Annual Meeting, you may, if you wish, withdraw your proxy with respect to Proposal 4 and vote on Proposal 4 in person.

You do not have to take any action if you have previously voted your shares on Proposal 4 and do not wish to change your vote.  Your vote will be tabulated as you instructed.

We appreciate your consideration of this Supplement.  Your vote on Proposal 4 is important.

Sincerely,

/s/ THOMAS A. LEWIS

THOMAS A. LEWIS
Vice Chairman of the Board of Directors,
Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: REALTY INCOME CORPORATION M47448-P20579 REALTY INCOME CORPORATION SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 For address changes and/or comments, please check this box and write them on the back where indicated. Proposal 4. To amend the Charter to increase the number of authorized shares of capital stock. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AS INDICATED ABOVE. THE VOTES YOU ARE ENTITLED TO CAST WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! For Against Abstain The Board of Directors recommends a vote FOR the proposal to amend the Charter to increase the number of authorized shares of capital stock. ! ! !

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) REALTY INCOME CORPORATION ADJOURNED ANNUAL MEETING OF STOCKHOLDERS Thursday, June 21, 2012 9:00 a.m. Pacific Daylight Time Realty Income Corporation 600 La Terraza Boulevard Escondido, CA 92025 This proxy is solicited on behalf of the Board of Directors of Realty Income Corporation for use at the Adjourned Annual Meeting of Stockholders on June 21, 2012. The shares of stock held in your account will be voted as you specify on the reverse side. If this proxy is executed but no choice is specified, the proxy will be voted “FOR” the proposal to amend the Charter to increase the number of authorized shares of capital stock. By signing the proxy, you acknowledge receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and any supplements thereto, the terms of each of which are incorporated by reference, and you revoke all prior proxies and appoint Michael R. Pfeiffer and Gary M. Malino, and each of them as your proxies with full power of substitution in each of them, to attend the Annual Meeting and all adjournments or postponements thereof, to cast on your behalf all votes that you are entitled to cast on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments or postponements thereof and otherwise to represent you at the Annual Meeting and all adjournments or postponements thereof with all powers possessed by you if personally present. Important Notice Regarding the Availability of Supplemental Proxy Materials for the Adjourned Annual Meeting: The Notice, Proxy Statement, Proxy Statement Supplement and Annual Report are available at www.proxyvote.com. Continued and to be signed on reverse side M47449-P20579 T